UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 10, 2005

PROXIM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30993	52-2198231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 Stewart Drive

Sunnyvale, California 94085

(Address of principal executive offices, including zip code)

(408) 731-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Proxim Corporation (“Proxim”) hereby amends its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 13, 2005 in order to correct a scrivener’s error in Item 1.03.  The date on which the Company and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code was June 11, 2005, not June 11, 2004 as originally disclosed

Item 1.01. Entry into a Material Definitive Agreement

On June 10, 2005, Proxim Corporation and its subsidiaries Proxim Wireless Networks, Inc. and Proxim International Holdings, Inc.(collectively, “Proxim,” or the “Company”) entered into an Asset Purchase Agreement with Moseley Associates, Inc. (the “Buyer”), a California corporation.  Pursuant to the terms of the Asset Purchase Agreement, Proxim agreed to sell to Buyer substantially all of the Company’s assets in a transaction subject to Section 363 of the Bankruptcy Code and in consideration for (i) Buyer’s financing the Company pursuant to the terms of a Loan and Security Agreement (“Loan Agreement”) and a secured promissory note in the aggregate principal amount of up to $6 million, exclusive of fees, charges and carve-out reserves (the “Note”) and (ii) Buyer’s payment at the closing of the asset sale (the “Closing”) of aggregate cash consideration equal to $21 million less the outstanding balance of the Note at the Closing and subject to further adjustment based on (x) the amount of the Company’s accounts receivable at the Closing, (y) the Company’s inventory at the Closing and (z) the aggregate cure amounts assumed by Buyer in connection with certain of the Company’s contracts and leases.

The terms and conditions of the Asset Purchase Agreement and Loan Agreement are subject to the approval of the Bankruptcy Court (as defined below).  The Company will seek approval of the sale of substantially all of its assets to Buyer and certain associated bidding procedures by the Bankruptcy Court.

 In addition to the approval of the Bankruptcy Court, the consummation of the transactions contemplated by the Asset Purchase Agreement are subject to the satisfaction of various closing conditions and other terms and conditions, all as more specifically set forth in the Asset Purchase Agreement, attached hereto as Exhibit 2.1, which is incorporated by reference herein and which qualifies the disclosures herein in their entirety.  Subject to the approval of the Bankruptcy Court, the asset sale will be subject to a competitive bidding process in which third parties will have the opportunity to bid on the assets to be sold under the Asset Purchase Agreement. An initial competing bid must meet certain conditions set forth in the Asset Purchase Agreement and must exceed Buyer’s present bid by at least $730,000.  Additionally, competing bidders must accompany such a competing bid with a deposit of at least $7,050,000 in immediately available funds in order to provide the Company with sufficient cash to satisfy its obligations under the Note, with respect to the topping fee and with respect to certain expenses before proceeding with a competing bidder.  In connection with seeking court approval of the sale, we will request that the Bankruptcy Court approve a topping fee of an amount equal to $630,000.

Subject to the approval of the Bankruptcy Court, the Company’s financing through the bankruptcy process will be pursuant to the terms of the Loan Agreement and the Note, subject further to a number of conditions and covenants, including financial and operational covenants with regard to the performance of the Company’s business.  The Note as proposed provides for a $250,000 commitment fee.  In the event that the Company fails to meet the obligations in the Loan Agreement, upon the approval by the Bankruptcy Court of a reorganization of the Company and its subsidiaries other than as contemplated by the Agreement, upon the termination of the agreement or otherwise as provided for in the Loan Agreement, the Note will become immediately due and payable.  As described above, amounts outstanding under the Note affect the amount of consideration ultimately payable by the Buyer to the Company at closing.  The terms and conditions of the Loan Agreement, are incorporated herein by reference to the Loan Agreement, attached hereto as exhibit 2.2.

As of the Closing of the transaction with Buyer, assuming no topping bid is made, we expect that our liabilities will exceed our assets. We anticipate that proceeds from the asset sale will be insufficient to satisfy all of our debts and obligations. Consequently, it is highly unlikely that any amounts will be paid to our preferred or common stockholders.

Following the consummation of the asset sale, the Company intends to wind down its operations and liquidate its remaining assets, if any.

Item 1.03. Bankruptcy or Receivership

On June 11, 2005, the Company and its subsidiaries Proxim Wireless Networks, Inc., Proxim International Holdings and WirelessHome Corporation, each filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (“Bankruptcy Court”).  The Company and these subsidiaries will continue to operate their businesses as a “debtors-in-possession” under the jurisdiction of the Bankruptcy

Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Item 8.01. Other Events

Our bankruptcy filing likely will trigger action by the Nasdaq National Market to de-list our equity securities. Immediately after filing for bankruptcy, to the extent our common stock still trades, we expect it to trade under an alternative ticker symbol. If we are de-listed, there may a very limited market, or no market, in which our securities are traded and our stockholders may find it difficult to sell their shares of our common stock.

As previously disclosed in a current report on Form 8-K filed by us on June 7, 2005, we have already received notification of potential de-listing proceedings as a result of the bid price of our common stock having closed below $1.00 per share for 30 consecutive trading days.

On June 11, 2005, the Company issued a press release entitled “Proxim Corporation Announces Agreement to Sell Substantially All Assets to Moseley Associates, Inc.” A copy of the press release is attached as Exhibit 99.1.  Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended.

Forward-Looking Statements

This current report on Form 8-K includes forward-looking statements within the meaning of the securities laws. These forward-looking statements include statements concerning expectations regarding our efforts to sell all or substantially all of our assets, our asset and liability positions following the asset sale, our ability to continue to fund our operations, our inability to meet all of our debts and obligations, the de-listing of our securities and the lack of any active market for our securities. These statements reflect the current views and assumptions of the Company, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. These factors include, but are not limited to, the following: our ability to close the asset sale in a timely fashion or at all; a failure to close the asset sale or an alternative transaction may lead to a conversion of the Company’s bankruptcy cases to cases under Chapter 7 of the Bankruptcy Code; our ability to meet the closing conditions in the Asset Purchase Agreement; receipt of bankruptcy court approval of the sale of our assets and related matters; constraints imposed by our limited capital; our ability to obtain sufficient funds in the time period required in order to fund our ongoing operations; our ability or inability to comply with the terms and conditions, including certain financial and operational covenants, of the Loan Agreement; the inability to collect our outstanding accounts receivable; the inability to sell our inventory; the risk that Proxim’s customers, vendors, suppliers and employees will react negatively to the transaction or the context of the transaction; our ability to generate interest in our assets in a sale context; actions taken by regulatory bodies that are out of our control; various external factors, including economic, political and other global conditions; and various other risks including, without limitation, those discussed in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2004, our quarterly report on Form 10-Q for the quarter ended April 1, 2004 and our current reports on Form 8-K. The information provided in this current report on Form 8-K is current as of the date of its publication. We expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated as of June 10, 2005, between Moseley Associates, Inc., Proxim Corporation, Proxim Wireless Networks, Inc. and Proxim International Holdings, Inc.

2.2

Loan and Security Agreement, dated as June 10, 2005, between Moseley Associates, Inc., Proxim Corporation, Proxim Wireless Networks, Inc., Proxim International Holdings, Inc. and WirelessHome Corporation.

99.1	Press release entitled “Proxim Corporation Announces Agreement to Sell Substantially All Assets to Moseley Associates, Inc.” issued June 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROXIM CORPORATION

By:	/s/ Michael D. Angel
Michael D. Angel Executive Vice President and Chief Financial Officer

Date:  June 13, 2005

EXHIBIT INDEX

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated as of June 10, 2005, between Moseley Associates, Inc., Proxim Corporation, Proxim Wireless Networks, Inc. and Proxim International Holdings, Inc.

2.2

Loan and Security Agreement, dated as June 10, 2005, between Moseley Associates, Inc., Proxim Corporation, Proxim Wireless Networks, Inc., Proxim International Holdings, Inc. and WirelessHome Corporation

99.1	Press release entitled “Proxim Corporation Announces Agreement to Sell Substantially All Assets to Moseley Associates, Inc.” issued June 11, 2005.